Exhibit 10.1


THIS AGREEMENT AND THE CONVERTIBLE NOTES AND SHARES OF STOCK ISSUABLE PURSUANT HERETO (1) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (2) ARE BEING ACQUIRED FOR INVESTMENT PURPOSES ONLY AND (3) MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO NCT GROUP, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, TRANSFER OR ASSIGNMENT MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

Convertible Note Purchase Agreement, dated as of October 3, 2006, between NCT Group, Inc., a Delaware corporation with an office at 20 Ketchum St., Westport, CT 06880 ("Issuer"), and Carole Salkind, an individual with an address of 18911 Collins Avenue, Apt. 2403, Sunny Isles Beach, FL 33160 ("Purchaser").

Issuer and Purchaser hereby agree as follows:

1. Sale and Purchase. Subject to the terms and conditions of this Agreement, Issuer hereby agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase from Issuer: (a) a 15% Secured Convertible Note of the Issuer in the principal amount of $133,443,201.79 and substantially in the form attached as Exhibit A hereto (the "15% Note"); and (b) a 9% Secured Convertible Note of the Issuer in the principal amount of $33,360,800.45 and substantially in the form attached as Exhibit B hereto (the "9% Note," and together with the 15% Note, the "New Notes"). The purchase price for the New Notes (the "Purchase Price") is set forth in Section 2 below. The consummation of this sale and purchase (the "Closing") shall occur no later than seven days after the execution of this Agreement.

2. Payment of Purchase Price. As payment of the Purchase Price, Purchaser hereby cancels, discharges and releases Issuer and its officers, directors, employees, agents, affiliates and successors-in-interest from any and all liabilities and obligations, whether now existing or hereafter arising, under the Secured Convertible Notes previously issued to Purchaser by Issuer listed on Exhibit C hereto (collectively, the "Cancelled Notes").

3.   Purchaser  Representations.  Purchaser  hereby  represents  to Issuer  that
     Purchaser: (a) has not assigned or transferred the Cancelled Notes, or any portion thereof or interest therein, to any third party; (b) understands that the investment in the New Notes is a speculative investment; (c) is aware of the business affairs and financial condition of Issuer and has acquired sufficient information about Issuer to reach an informed and knowledgeable decision to acquire the New Notes; (d) is purchasing the New Notes for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws; (e) understands that neither the New Notes nor any shares of the Issuer's common stock issued or issuable upon conversion of the New Notes (the "Conversion Shares") have been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein; (f) acknowledges that the New Notes and any Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available; (g) acknowledges that each certificate representing any Conversion Shares will be endorsed with a legend setting forth the restrictions on transfer of the Conversion Shares; (h) has had, or has had the opportunity to have, this Agreement reviewed prior to execution by Purchaser's legal counsel and Purchaser's financial or other advisors; (i) is an experienced and sophisticated investor and has such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the New Notes and any Conversion Shares; and (j) is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

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

4. Issuer Representations. Issuer hereby represents to Purchaser that: (a) upon issuance, any Conversion Shares will be duly authorized, validly issued, fully paid and non-assessable; (b) the Board of Directors of Issuer has approved this Agreement and the issuance of the New Notes pursuant hereto; (c) the New Notes provide for the grant to Purchaser of a security interest in all of the assets owned by Issuer as more fully described in
     Article IV of each of the New Notes, the liens of Purchaser under the New Notes are intended to be uninterrupted from January 26, 1999 for purposes of the applicable provisions of the Uniform Commercial Code, and such liens shall continue until the New Notes are paid or otherwise disposed of in accordance with their terms and conditions; and (d) Issuer shall do anything reasonably requested by Purchaser in order to affirm or continue such liens, including the execution of any necessary documentation, such as UCC financing statements.

5. Restrictive Legend. Each certificate for any Conversion Shares that have not been registered and that have not been sold pursuant to an exemption that permits removal of a restrictive legend, shall bear a legend substantially in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE (1) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (2) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND (3) MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO NCT GROUP, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, TRANSFER OR ASSIGNMENT MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

6. Closing. At or prior to the Closing, Issuer shall deliver to Purchaser the New Notes; and Purchaser shall deliver to Issuer the Cancelled Notes.

7. Miscellaneous. Notices under this Agreement shall be given in writing or by fax to the party at the address indicated in the introductory paragraph of this Agreement (fax numbers 203-226-4338 for Issuer and 973-361-1644 for Purchaser; for fax and other notices to Issuer, Attn: Chief Financial Officer). This Agreement: (a) represents the entire agreement between the parties with respect to the subject matter hereof; (b) may not be amended except by written instrument executed by both parties; (c) shall be governed by Connecticut law as it applies to agreements entered into and wholly to be performed in such State, other than matters relating to corporate law, which shall be governed by Delaware law; (d) may be executed in counterparts; and (e) may be delivered by fax.

IN WITNESS WHEREOF, Issuer and Purchaser have duly executed this Convertible Note Purchase Agreement as of the date first referenced above.

NCT GROUP, INC.


By: /s/  Michael J. Parrella                   /s/  Carole Salkind
    ---------------------------------          ---------------------------------
      Michael J. Parrella                        Carole Salkind
      Chairman and Chief Executive Officer

                                                                       Exhibit A
                                                                       ---------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                            SECURED CONVERTIBLE NOTE
                                 (No. CTS-06-__)

________, 2006                                                     $____________

FOR VALUE RECEIVED, NCT GROUP, INC., a Delaware corporation (hereinafter called the "Borrower") hereby promises to pay to the order of Carole Salkind or registered assigns (the "Holder") the sum of ________________________________
Dollars and ____ Cents on ____________, 2011, and to pay interest on the unpaid principal balance hereof at fifteen percent (15%) per annum (the "Ordinary Interest Rate") from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the rate of five percent (5%) above the Ordinary Interest Rate (the "Default Interest Rate") from the due date thereof until the same is paid. Interest shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions of Article II below, shall be, at the Borrower's election, (i) payable in annual installments in arrears on each anniversary of the Issue Date, or (ii) added to the then outstanding principal balance of this Note on each anniversary of the Issue Date. All remaining interest shall be due and payable on the date this Note is fully paid, whether at maturity or upon acceleration or by prepayment or otherwise. All payments of principal and interest (to the extent not converted in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

The following terms shall apply to this Note:

                                    ARTICLE I

                                   PREPAYMENT

     1.1 PREPAYMENT. This Note may be prepaid only upon the prior written consent of the Holder. This Note is subject to optional conversion in accordance with Section 2.7 below.

                                   ARTICLE II

            CONVERSION AND PURCHASE RIGHTS; PAYMENT OF EXERCISE PRICE

     2.1 CONVERSION RIGHT. The Holder shall have the right (the "Conversion Right") at any time on or prior to the day this Note is paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion, into, at Holder's election,
(i) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Borrower ("Common Stock"), at the conversion price determined by
Section 2.2(a) hereof; (ii) if Artera (UK) Limited ("Artera") has made an initial public offering of its common stock, par value (pound)1.00 per share, fully paid and non-assessable shares of such stock owned by the Borrower, at a conversion price equal to the initial public offering price of such stock; (iii) if Distributed Media Corporation International Limited ("DMCI") has made a public offering of its common stock, par value (pound)1.00 per share, fully paid and non-assessable shares of such stock owned by the Borrower, at a conversion price equal to the initial public offering price of such stock; and (iv) if any other subsidiary of the Borrower (other than Pro Tech Communications, Inc.) has made a public offering of its common stock, fully paid and non-assessable shares of such stock owned by the Borrower, at a conversion price equal to the initial public offering price of such stock. Upon the surrender of this Note, accompanied by a Notice of Conversion of Secured Convertible Note in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder (a "Conversion Notice"), the Borrower shall issue and, within five (5) business days after such surrender of this Note with the Conversion Notice, deliver to or upon the order of the Holder (x) that number of shares of common stock for the portion of the Note converted as shall be determined in accordance herewith and
(y) a new Note in the form hereof for the balance of the principal amount hereof, if any.

     The number of shares of common stock to be issued upon each conversion of this Note shall be determined by dividing (i) the sum of (A) that portion of the principal amount of the Note to be converted plus (B) the "Conversion Date Interest" (as defined below), by (ii) the Conversion Price (as defined below) in effect on the date the Conversion Notice is delivered to the Borrower by the Holder. Conversion Date Interest means the product of (i) the principal amount of the Note to be converted, multiplied by (ii) a fraction (A) the numerator of which is the number of days elapsed since the date of issuance of this Note and
(B) the  denominator of which is 365,  multiplied by the Ordinary  Interest Rate
(iii) or, a fraction (A) the numerator of which is the number of days in the period of time after the occurrence of an Event of Default and (B) the denominator of which is 365, multiplied by the Default Interest Rate.

     2.2 CONVERSION PRICE.

     (a) The per share "Conversion Price" for conversion of this Note into the Borrower's Common Stock shall be equal to the greater of: (i) the closing sale price of the Common Stock on the Trading Day (as defined below) immediately preceding the date of this Note; provided, however, that if, on the date of this Note and the three Trading Days thereafter (the "Window"), neither the Holder nor any Related Party (as defined below) sells or, whether in writing or otherwise, agrees to sell any shares of Common Stock or any option, warrant, instrument or right to convert into, exchange for or acquire Common Stock, then such price shall be reduced to a price equal to the lowest closing sale price, if lower than the price specified above in this sentence, of the Common Stock during the Window on the principal securities exchange or market on which the Common Stock is then traded as reported on Bloomberg Financial Markets; and (ii) the par value of the Common Stock on the date the Conversion Notice is delivered to the Borrower by the Holder. If any closing sale price of the Common Stock during the Window is lower than the price specified at the beginning of this
Section 2.2(a), the Holder shall give the Borrower prompt written notice of any sale of or agreement to sell any Common Stock or option, warrant, instrument or right to convert into, exchange for or acquire Common Stock made by the Holder or a Related Party during the Window. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the NASDAQ National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. "Related Party" shall mean a member of the Holder's immediate family, including spouse (even if separated or not residing with the Holder) and adult children (even if not residing with the Holder), or an entity (other than the Borrower) of which the Holder or any such immediate family member is an officer, director or beneficial shareholder (determined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act")).

The Conversion Price shall also be subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalization, reclassifications and similar events. The Artera and DMCI "Conversion Price" shall be equal to the initial public offering price of such stock and shall be subject to adjustment as provided in Section 2.2(b) hereof.

     (b) The Conversion Price for NCT, Artera and DMCI shall also be subject to equitable adjustments for stock splits, stock dividends, combinations, reclassifications and similar events.

     (c) Borrower shall promptly notify each Holder of any adjustment (and event that requires adjustment) to the Conversion Price of Borrower, Artera and DMCI pursuant to this Section 2.2.

     2.3 AUTHORIZED SHARES. The Borrower covenants that during the period the Conversion Right exists, the Borrower will use its best efforts to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) acknowledges that it will irrevocably instruct its transfer agent as soon as practicable to issue certificates for the Common Stock issuable upon conversion of this Note and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents, who are charged with the duty of executing stock certificates, to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note. In the event that a sufficient number of shares cannot be reserved, Borrower agrees to use its best efforts to call an annual meeting of the Borrower's shareholders and seek approval for an increase in the authorized shares of the Borrower's Common Stock to a number of shares sufficient to provide for the full conversion of this Note.

     2.4 METHOD OF CONVERSION. Except as otherwise provided in this Note or agreed to by the Holder, this Note may be converted by the Holder in whole at any time or in part (provided such partial conversion is at least $50,000) from time to time by (i) submitting to the Borrower a Conversion Notice (by facsimile dispatched on the Conversion Date and confirmed by U.S. mail or overnight mail service sent within two business days thereafter) and (ii) surrendering this Note with the mailed confirmation of the Conversion Notice at the principal office of the Borrower. Upon partial exercise of the conversion rights provided hereby, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted. This Note has been issued by the Borrower pursuant to the exemption from registration provided either by Section 4.2 or Regulation D under the Securities Act of 1933, as amended (the "Act").

     2.5 RESTRICTIONS ON SHARES. The shares of common stock issuable upon conversion of this Note may not be sold or transferred unless (i) they first shall have been registered under the Act and applicable state securities laws,
(ii) the Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or
(iii) they are sold pursuant to Rule 144 under the Act. Each certificate for shares of common stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE

         BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

     Upon the request of a holder of a certificate representing any shares of common stock issuable upon conversion of this Note, the Borrower shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Borrower shall have received either an opinion of counsel, reasonably satisfactory to the Borrower in form, substance and scope, to the effect that any such legend may be removed from such certificate, or (ii) a registration statement under the Act covering such securities is in effect. Nothing in this Note shall affect in any way the Holder's obligations to comply with applicable securities laws upon the resale of the securities referred to herein.

     Borrower agrees to use its best efforts to register with the Securities and Exchange Commission, no later than the end of the term of this Note (unless legally prohibited from doing so), a number of shares of Common Stock equal to the principal amount of this Note outstanding at the time of registration divided by the Conversion Price with respect to Borrower. Such Common Stock shall not be used, without permission from the Holder, for any other purposes.

     2.6 EFFECT OF MERGER, CONSOLIDATION, ETC. If at any time when this Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock then issuable upon conversion of this Note (assuming the occurrence of the Amendments whether or not that has then occurred), such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of this Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The Borrower shall not effect any transaction described in this Section
2.6 unless the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 2.6. The Holder will have the right if a merger or consolidation occurs to force the payment in full of this Note.

     2.7 CONVERSION  AFTER EVENT OF DEFAULT.  The Holder's right to convert this
Note into stock as described above shall apply even if an Event of Default (as defined in Article III below) shall have occurred.

                                   ARTICLE III

                                EVENTS OF DEFAULT

     If of any of the following events of default (each, an "Event of Default") shall occur:

     3.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails (i) to pay the principal hereof when due, whether at maturity or upon acceleration or otherwise or (ii) to pay any

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

installment of interest hereon when due and, in the case of this clause (ii) only, such failure continues for a period of five (5) days after the due date thereof;

     3.2 CONVERSION. The Borrower fails to issue shares of common stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, and any such failure shall continue uncured for five (5) business days after the Borrower shall have been notified thereof in writing by the Holder;

     3.3 BREACH OF COVENANT. The Borrower breaches any material covenant or other material term or condition of this Note (other than as specifically provided in Sections 3.1 and 3.2 hereof), and such breach continues for a period of ten (10) business days after written notice thereof to the Borrower from the Holder;

     3.4 BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect when made and the breach of which would have a material adverse effect on the Borrower or the prospects of the Borrower or a material adverse effect on the Holder or the rights of the Holder with respect to this Note or the shares of common stock issuable upon conversion of this Note;

     3.5 RECEIVER OR TRUSTEE. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed;

     3.6 JUDGMENTS. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder;

     3.7 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower;

     3.8 MATERIAL LOSS OR THEFT. Material loss or theft, substantial damage or destruction or unauthorized sale or encumbrance of any material portion of the Collateral (as defined in Article IV hereof) in excess of reasonably expected recoveries under insurance policies, or the making of any levy on, or seizure or attachment of or entry of a judgment against a material portion of the Collateral; or

     3.9 REPORTS. A material omission or misstatement in any of the Borrower's previously or hereafter filed reports pursuant to the requirements of the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder.

     Then, upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1, 3.2, 3.3, 3.4, 3.6, 3.8 or 3.9 hereof, at the option of the Holder hereof, and upon the occurrence of any event of default specified in Sections 3.5 or 3.7 hereof, the Borrower shall pay to the Holder, in satisfaction of its obligation to pay the outstanding principal amount of this Note and accrued and unpaid interest thereon, an amount equal to the sum of
(i) the product of (x) the then outstanding principal amount of this Note multiplied by (y) 110% plus (ii) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "Default Amount") and such Default Amount, together with all other ancillary amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

     If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default, to require the Borrower, upon written notice, to immediately issue (in accordance with the terms of Article II hereof), in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

                                   ARTICLE IV

                                   COLLATERAL

     Borrower hereby grants to Holder a security interest in all inventory, machinery, equipment, stocks, bonds, notes, accounts receivable, any rights or claims that they may have against any other person, firm, or corporation for monies, choses in action, any bank accounts, checking accounts, certificates of deposit or any financial instrument, patents and intellectual property rights or any other assets owned by Borrower as of the date of this agreement, or hereafter acquired.

     Borrower hereby represents that none of the collateral encumbered hereunder has been sold or assigned since the original promissory note of Borrower to Holder of January 26, 1999 and that the lien of the holder of this note is uninterrupted from January 26, 1999 and shall continue until this note is paid or otherwise disposed of in accordance with its terms and conditions.

     All collateral rights in intellectual property is subordinated to the Borrower's current licenses and future licenses provided, that with respect to future licenses, the consent of the Holder must be obtained, but such consent will not be unreasonably withheld. The patents and intellectual property which are licensed under the cross license agreement dated September 27, 1997, among NXT plc, New Transducers Limited, being related companies, the Borrower and NCT Audio Products, Inc. (or any successor agreements) are specifically excluded from the collateral. There are approximately 20 pieces of intellectual property in which, under the cross license agreement, Borrower may not, and hence does not herein, grant a security interest. In addition, all agreements between NCT Audio Products, Inc. and the Borrower that relate to such agreement, and the stock of NCT Audio Products, Inc. owned by the Borrower, shall similarly be excluded from the security interest granted in this Note.

     If Borrower does not pay the debt or other obligations under this Note when due, the collateral may be sold in order to pay such debt and obligations, or same may be transferred to the name of the Holder, as Holder in her discretion decides. Holder may inspect the collateral at all reasonable times. Borrower further agrees that it will do anything reasonably requested by Holder in order to make Holder's security interest in the collateral legally effective including the execution of a UCC-1.

                                    ARTICLE V

                                  MISCELLANEOUS

     5.1 FAILURE OR INDULGENCY NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     5.2 NOTICES. Notices, demands and other communications given under this Note shall be in writing and shall be deemed to have been given when delivered (if personally delivered), on the scheduled date of delivery (if delivered via commercial courier), three days after mailed (if mailed by certified or registered mail, return receipt requested) or when sent by facsimile (if sent by facsimile with evidence of successful transmission retained by the sender); provided, however, that failure to give proper and timely notice as set forth in the "with a copy to" provisions below shall not invalidate a notice properly and timely given to the associated party. Unless another address or facsimile number is specified by notice hereunder, all notices shall be sent as follows:

If to the Holder:                            with a copy to:
----------------                             --------------

--------------------------------------------------------------------------------
Ms. Carole Salkind                           Peter Rosen, Esq.
18911 Collins Ave., Apt. 2403                Rosen & Avigliano
Sunny Isles Beach, FL 33160                  431 Route 10 East
                                             Randolph, NJ  07689
--------------------------------------------------------------------------------
Facsimile:  305-932-2425                     Facsimile:  973-361-1644
--------------------------------------------------------------------------------

If to the Borrower:                          with a copy to:
------------------                           --------------

--------------------------------------------------------------------------------
NCT Group, Inc.                              NCT Group, Inc.
20 Ketchum Street                            20 Ketchum Street
Westport, CT  06880                          Westport, CT  06880
Attention: Chief Financial Officer           Attention:  General Counsel
--------------------------------------------------------------------------------
Facsimile: 203-226-4338                      Facsimile:  203-226-4338
--------------------------------------------------------------------------------

     5.3 AMENDMENT PROVISION. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     5.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; PROVIDED, HOWEVER, that so long as no Event of Default has occurred, this Note shall only be transferable in whole or in increments of $100,000 to "Accredited Investors" (as defined in Rule 501(a) under the Act).

     5.5 COST OF COLLECTION. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

     5.6 GOVERNING LAW AND JURISDICTION. This Note shall be governed by the internal laws of the State of Delaware, without regard to conflicts of laws principles. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the state of New Jersey with respect to any dispute arising under this Note.

     5.7 DAMAGES SHARES. The shares of Common Stock that may be issuable to the Holder pursuant to Article III hereof ("Damages Shares") shall be treated as Common Stock issuable upon conversion of this Note for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder. For purposes of calculating interest payable on the outstanding principal amount hereof, amounts convertible into Damages Shares ("Damages Amounts") shall not bear interest but must be converted prior to the conversion of any outstanding principal amount hereof, until the outstanding Damages Amount is zero. Damaged Shares can only be issued after Borrower has received the written notice that the Holder wishes to receive such shares.

     5.8 DENOMINATIONS. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $50,000 as the Holder shall request.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.


                                       NCT GROUP, INC.


                                       By:
                                            ------------------------------------
                                            Michael J. Parrella
                                            Chairman and Chief Executive Officer

                                                                       EXHIBIT 1
                                                                       ---------


                NOTICE OF CONVERSION OF SECURED CONVERTIBLE NOTE

TO:  NCT Group, Inc.

     (1) Pursuant to the terms of the attached Secured Convertible Note (the "Note"), the undersigned hereby elects to convert $________ principal amount of the Note into shares of common stock of:

    _____  NCT Group, Inc., a Delaware corporation

    _____  Distributed Media Corporation International Limited, a UK corporation

    _____  Artera (UK) Limited, a UK corporation

    _____  Other public subsidiary (identify: ______________________________)(1)

Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

     (2) Please issue a certificate or certificates for the number of shares of common stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:                 Carole Salkind       Name:
                      ---------------                            ---------------

Address:                                   Address:
                      ---------------                            ---------------

SS or Tax ID Number:                       SS or Tax ID Number:
                      ---------------                            ---------------

     (3) In the event of partial exercise, please reissue an appropriate Note for the principal balance which shall not have been converted.

     (4) If the shares of common stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of common stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with either (x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Borrower may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities.


Date
      ---------------                   ----------------------------------------
                                         Signature of Registered  Holder
                                        (must be signed exactly as name appears
                                         in the Note.  The signature must be
                                         guaranteed by a member firm of the
                                         New York Stock Exchange or the National
                                         Association of Securities Dealers or by
                                         a commercial bank or trust having an
                                         office in the United States)


------------------------
(1) May not be Pro Tech Communications, Inc.

                                                                       Exhibit B
                                                                       ---------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                            SECURED CONVERTIBLE NOTE
                                 (No. CTS-06-__)

________, 2006                                                     $____________

FOR VALUE RECEIVED, NCT GROUP, INC., a Delaware corporation (hereinafter called the "Borrower") hereby promises to pay to the order of Carole Salkind or registered assigns (the "Holder") the sum of ________________________________
Dollars and ____ Cents on ____________, 2016, and to pay interest on the unpaid principal balance hereof at nine percent (9%) per annum (the "Ordinary Interest Rate") from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the rate of five percent (5%) above the Ordinary Interest Rate (the "Default Interest Rate") from the due date thereof until the same is paid. Interest shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions of Article II below, shall be payable in arrears on the date the principal amount in respect of which it has accrued is paid, whether at maturity or upon acceleration or by prepayment or otherwise. All remaining interest shall be due and payable on the date this Note is fully paid, whether at maturity or upon acceleration or by prepayment or otherwise. All payments of principal and interest (to the extent not converted in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

The following terms shall apply to this Note:

                                    ARTICLE I
                                   PREPAYMENT

     1.1 PREPAYMENT. This Note may be prepaid only upon the prior written consent of the Holder. This Note is subject to optional conversion in accordance with Section 2.7 below.

                                   ARTICLE II

            CONVERSION AND PURCHASE RIGHTS; PAYMENT OF EXERCISE PRICE

     2.1 CONVERSION RIGHT. The Holder shall have the right (the "Conversion Right") at any time on or prior to the day this Note is paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion, into, at Holder's election,
(i) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Borrower ("Common Stock"), at the conversion price determined by Section 2.2(a) hereof; (ii) if Artera (UK) Limited ("Artera") has made an initial public offering of its common stock, par value (pound)1.00 per share, fully paid and non-assessable shares of such stock owned by the Borrower, at a conversion price equal to the initial public offering price of such stock; (iii) if Distributed Media Corporation International Limited ("DMCI") has made a public offering of its common stock, par value (pound)1.00 per share, fully paid and non-assessable shares of such stock owned by the Borrower, at a conversion price equal to the initial public offering price of such stock; and (iv) if any other subsidiary of the Borrower (other than Pro Tech Communications, Inc.) has made a public offering of its common stock, fully paid and non-assessable shares of such stock owned by the Borrower, at a conversion price equal to the initial public offering price of such stock. Upon the surrender of this Note, accompanied by a Notice of Conversion of Secured Convertible Note in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder (a "Conversion Notice"), the Borrower shall issue and, within five (5) business days after such surrender of this Note with the Conversion Notice, deliver to or upon the order of the Holder
(x) that number of shares of common stock for the portion of the Note converted as shall be determined in accordance herewith and (y) a new Note in the form hereof for the balance of the principal amount hereof, if any.

     The number of shares of common stock to be issued upon each conversion of this Note shall be determined by dividing (i) the sum of (A) that portion of the principal amount of the Note to be converted plus (B) the "Conversion Date Interest" (as defined below), by (ii) the Conversion Price (as defined below) in effect on the date the Conversion Notice is delivered to the Borrower by the Holder. Conversion Date Interest means the product of (i) the principal amount of the Note to be converted, multiplied by (ii) a fraction (A) the numerator of which is the number of days elapsed since the date of issuance of this Note and
(B) the  denominator of which is 365,  multiplied by the Ordinary  Interest Rate
(iii) or, a fraction (A) the numerator of which is the number of days in the period of time after the occurrence of an Event of Default and (B) the denominator of which is 365, multiplied by the Default Interest Rate.

     2.2 CONVERSION PRICE.

     (a) The per share "Conversion Price" for conversion of this Note into the Borrower's Common Stock shall be equal to the greater of: (i) the closing sale price of the Common Stock on the Trading Day (as defined below) immediately preceding the date of this Note; provided, however, that if, on the date of this Note and the three Trading Days thereafter (the "Window"), neither the Holder nor any Related Party (as defined below) sells or, whether in writing or otherwise, agrees to sell any shares of Common Stock or any option, warrant, instrument or right to convert into, exchange for or acquire Common Stock, then such price shall be reduced to a price equal to the lowest closing sale price, if lower than the price specified above in this sentence, of the Common Stock during the Window on the principal securities exchange or market on which the Common Stock is then traded as reported on Bloomberg Financial Markets; and (ii) the par value of the Common Stock on the date the Conversion Notice is delivered to the Borrower by the Holder. If any closing sale price of the Common Stock during the Window is lower than the price specified at the beginning of this
Section 2.2(a), the Holder shall give the Borrower prompt written notice of any sale of or agreement to sell any Common Stock or option, warrant, instrument or right to convert into, exchange for or acquire Common Stock made by the Holder or a Related Party during the Window. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the NASDAQ National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. "Related Party" shall mean a member of the Holder's immediate family, including spouse (even if separated or not residing with the Holder) and adult children (even if not residing with the Holder), or an entity (other than the Borrower) of which the Holder or any such immediate family member is an officer, director or beneficial shareholder (determined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Conversion Price shall also be subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalization, reclassifications and similar events. The Artera and DMCI "Conversion

Price" shall be equal to the initial public offering price of such stock and shall be subject to adjustment as provided in Section 2.2(b) hereof.

     (b) The Conversion Price for NCT, Artera and DMCI shall also be subject to equitable adjustments for stock splits, stock dividends, combinations, reclassifications and similar events.

     (c) Borrower shall promptly notify each Holder of any adjustment (and event that requires adjustment) to the Conversion Price of Borrower, Artera and DMCI pursuant to this Section 2.2.

     2.3 AUTHORIZED SHARES. The Borrower covenants that during the period the Conversion Right exists, the Borrower will use its best efforts to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) acknowledges that it will irrevocably instruct its transfer agent as soon as practicable to issue certificates for the Common Stock issuable upon conversion of this Note and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents, who are charged with the duty of executing stock certificates, to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note. In the event that a sufficient number of shares cannot be reserved, Borrower agrees to use its best efforts to call an annual meeting of the Borrower's shareholders and seek approval for an increase in the authorized shares of the Borrower's Common Stock to a number of shares sufficient to provide for the full conversion of this Note.

     2.4 METHOD OF CONVERSION. Except as otherwise provided in this Note or agreed to by the Holder, this Note may be converted by the Holder in whole at any time or in part (provided such partial conversion is at least $50,000) from time to time by (i) submitting to the Borrower a Conversion Notice (by facsimile dispatched on the Conversion Date and confirmed by U.S. mail or overnight mail service sent within two business days thereafter) and (ii) surrendering this Note with the mailed confirmation of the Conversion Notice at the principal office of the Borrower. Upon partial exercise of the conversion rights provided hereby, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted. This Note has been issued by the Borrower pursuant to the exemption from registration provided either by Section 4.2 or Regulation D under the Securities Act of 1933, as amended (the "Act").

     2.5 RESTRICTIONS ON SHARES. The shares of common stock issuable upon conversion of this Note may not be sold or transferred unless (i) they first shall have been registered under the Act and applicable state securities laws,
(ii) the Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or
(iii) they are sold pursuant to Rule 144 under the Act. Each certificate for shares of common stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

         ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

     Upon the request of a holder of a certificate representing any shares of common stock issuable upon conversion of this Note, the Borrower shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Borrower shall have received either an opinion of counsel, reasonably satisfactory to the Borrower in form, substance and scope, to the effect that any such legend may be removed from such certificate, or (ii) a registration statement under the Act covering such securities is in effect. Nothing in this Note shall affect in any way the Holder's obligations to comply with applicable securities laws upon the resale of the securities referred to herein.

     Borrower agrees to use its best efforts to register with the Securities and Exchange Commission, no later than the end of the term of this Note (unless legally prohibited from doing so), a number of shares of Common Stock equal to the principal amount of this Note outstanding at the time of registration divided by the Conversion Price with respect to Borrower. Such Common Stock shall not be used, without permission from the Holder, for any other purposes.

     2.6 EFFECT OF MERGER, CONSOLIDATION, ETC. If at any time when this Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock then issuable upon conversion of this Note (assuming the occurrence of the Amendments whether or not that has then occurred), such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of this Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The Borrower shall not effect any transaction described in this Section
2.6 unless the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 2.6. The Holder will have the right if a merger or consolidation occurs to force the payment in full of this Note.

     2.7 CONVERSION  AFTER EVENT OF DEFAULT.  The Holder's right to convert this
Note into stock as described above shall apply even if an Event of Default (as defined in Article III below) shall have occurred.

                                   ARTICLE III

                                EVENTS OF DEFAULT

     If of any of the following events of default (each, an "Event of Default") shall occur:

     3.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails (i) to pay the principal hereof when due, whether at maturity or upon acceleration or otherwise or (ii) to pay any installment of interest hereon when due and, in the case of this clause (ii) only, such failure continues for a period of five (5) days after the due date thereof;

     3.2 CONVERSION. The Borrower fails to issue shares of common stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, and any such failure shall continue uncured for five (5) business days after the Borrower shall have been notified thereof in writing by the Holder;

     3.3 BREACH OF COVENANT. The Borrower breaches any material covenant or other material term or condition of this Note (other than as specifically provided in Sections 3.1 and 3.2 hereof), and such breach continues for a period of ten (10) business days after written notice thereof to the Borrower from the Holder;

     3.4 BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect when made and the breach of which would have a material adverse effect on the Borrower or the prospects of the Borrower or a material adverse effect on the Holder or the rights of the Holder with respect to this Note or the shares of common stock issuable upon conversion of this Note;

     3.5 RECEIVER OR TRUSTEE. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed;

     3.6 JUDGMENTS. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder;

     3.7 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower;

     3.8 MATERIAL LOSS OR THEFT. Material loss or theft, substantial damage or destruction or unauthorized sale or encumbrance of any material portion of the Collateral (as defined in Article IV hereof) in excess of reasonably expected recoveries under insurance policies, or the making of any levy on, or seizure or attachment of or entry of a judgment against a material portion of the Collateral; or

     3.9 REPORTS. A material omission or misstatement in any of the Borrower's previously or hereafter filed reports pursuant to the requirements of the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder.

     Then, upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1, 3.2, 3.3, 3.4, 3.6, 3.8 or 3.9 hereof, at the option of the Holder hereof, and upon the occurrence of any event of default specified in Sections 3.5 or 3.7 hereof, the Borrower shall pay to the Holder, in satisfaction of its obligation to pay the outstanding principal amount of this Note and accrued and unpaid interest thereon, an amount equal to the sum of
(i) the product of (x) the then outstanding principal amount of this Note multiplied by (y) 110% plus (ii) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "Default Amount") and such Default Amount, together with all other ancillary amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

     If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default, to require the Borrower, upon written notice, to immediately issue (in accordance with the terms of Article II hereof), in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

                                   ARTICLE IV

                                   COLLATERAL

     Borrower hereby grants to Holder a security interest in all inventory, machinery, equipment, stocks, bonds, notes, accounts receivable, any rights or claims that they may have against any other person, firm, or corporation for monies, choses in action, any bank accounts, checking accounts, certificates of deposit or any financial instrument, patents and intellectual property rights or any other assets owned by Borrower as of the date of this agreement, or hereafter acquired.

     Borrower hereby represents that none of the collateral encumbered hereunder has been sold or assigned since the original promissory note of Borrower to Holder of January 26, 1999 and that the lien of the holder of this note is uninterrupted from January 26, 1999 and shall continue until this note is paid or otherwise disposed of in accordance with its terms and conditions.

     All collateral rights in intellectual property is subordinated to the Borrower's current licenses and future licenses provided, that with respect to future licenses, the consent of the Holder must be obtained, but such consent will not be unreasonably withheld. The patents and intellectual property which are licensed under the cross license agreement dated September 27, 1997, among NXT plc, New Transducers Limited, being related companies, the Borrower and NCT Audio Products, Inc. (or any successor agreements) are specifically excluded from the collateral. There are approximately 20 pieces of intellectual property in which, under the cross license agreement, Borrower may not, and hence does not herein, grant a security interest. In addition, all agreements between NCT Audio Products, Inc. and the Borrower that relate to such agreement, and the stock of NCT Audio Products, Inc. owned by the Borrower, shall similarly be excluded from the security interest granted in this Note.

     If Borrower does not pay the debt or other obligations under this Note when due, the collateral may be sold in order to pay such debt and obligations, or same may be transferred to the name of the Holder, as Holder in her discretion decides. Holder may inspect the collateral at all reasonable times. Borrower further agrees that it will do anything reasonably requested by Holder in order to make Holder's security interest in the collateral legally effective including the execution of a UCC-1.

                                    ARTICLE V

                                  MISCELLANEOUS

     5.1 FAILURE OR INDULGENCY NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     5.2 NOTICES. Notices, demands and other communications given under this Note shall be in writing and shall be deemed to have been given when delivered (if personally delivered), on the scheduled date of delivery (if delivered via commercial courier), three days after mailed (if mailed by certified or registered mail, return receipt requested) or when sent by facsimile (if sent by facsimile with evidence of successful transmission retained by the sender); provided, however, that failure to give proper and timely notice as set forth in the "with a copy to" provisions below shall not invalidate a notice properly and timely given to the associated party. Unless another address or facsimile number is specified by notice hereunder, all notices shall be sent as follows:

If to the Holder:                            with a copy to:
----------------                             --------------

--------------------------------------------------------------------------------
Ms. Carole Salkind                           Peter Rosen, Esq.
18911 Collins Ave., Apt. 2403                Rosen & Avigliano
Sunny Isles Beach, FL 33160                  431 Route 10 East
                                             Randolph, NJ  07689
--------------------------------------------------------------------------------
Facsimile:  305-932-2425                     Facsimile:  973-361-1644
--------------------------------------------------------------------------------

If to the Borrower:                          with a copy to:
------------------                           --------------

--------------------------------------------------------------------------------
NCT Group, Inc.                              NCT Group, Inc.
20 Ketchum Street                            20 Ketchum Street
Westport, CT  06880                          Westport, CT  06880
Attention: Chief Financial Officer           Attention:  General Counsel
--------------------------------------------------------------------------------
Facsimile: 203-226-4338                      Facsimile:  203-226-4338
--------------------------------------------------------------------------------

     5.3 AMENDMENT PROVISION. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     5.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; PROVIDED, HOWEVER, that so long as no Event of Default has occurred, this Note shall only be transferable in whole or in increments of $100,000 to "Accredited Investors" (as defined in Rule 501(a) under the Act).

     5.5 COST OF COLLECTION. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

     5.6 GOVERNING LAW AND JURISDICTION. This Note shall be governed by the internal laws of the State of Delaware, without regard to conflicts of laws principles. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the state of New Jersey with respect to any dispute arising under this Note.

     5.7 DAMAGES SHARES. The shares of Common Stock that may be issuable to the Holder pursuant to Article III hereof ("Damages Shares") shall be treated as Common Stock issuable upon conversion of this Note for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder. For purposes of calculating interest payable on the outstanding principal amount hereof, amounts convertible into Damages Shares ("Damages Amounts") shall not bear interest but must be converted prior to the conversion of any outstanding principal amount hereof, until the outstanding Damages Amount is zero. Damaged Shares can only be issued after Borrower has received the written notice that the Holder wishes to receive such shares.

     5.8 DENOMINATIONS. At the request of the Holder, upon surrender of this Note, the

Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $50,000 as the Holder shall request.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.


                                                     NCT GROUP, INC.


                                       By:
                                            ------------------------------------
                                            Michael J. Parrella
                                            Chairman and Chief Executive Officer

                                                                       EXHIBIT 1
                                                                       ---------


                NOTICE OF CONVERSION OF SECURED CONVERTIBLE NOTE

TO:  NCT Group, Inc.

     (1) Pursuant to the terms of the attached Secured Convertible Note (the "Note"), the undersigned hereby elects to convert $________ principal amount of the Note into shares of common stock of:

    _____  NCT Group, Inc., a Delaware corporation

    _____  Distributed Media Corporation International Limited, a UK corporation

    _____  Artera (UK) Limited, a UK corporation

    _____  Other public subsidiary (identify: ______________________________)(2)

Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

     (2) Please issue a certificate or certificates for the number of shares of common stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:                 Carole Salkind       Name:
                      ---------------                            ---------------

Address:                                   Address:
                      ---------------                            ---------------

SS or Tax ID Number:                       SS or Tax ID Number:
                      ---------------                            ---------------

     (3) In the event of partial exercise, please reissue an appropriate Note for the principal balance which shall not have been converted.

     (4) If the shares of common stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of common stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with either (x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Borrower may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities.


Date
      ---------------                   ----------------------------------------
                                         Signature of Registered  Holder
                                        (must be signed exactly as name appears
                                         in the Note.  The signature must be
                                         guaranteed by a member firm of the
                                         New York Stock Exchange or the National
                                         Association of Securities Dealers or by
                                         a commercial bank or trust having an
                                         office in the United States)


------------------------
(2) May not be Pro Tech Communications, Inc.

                                                                       Exhibit C
                                                                       ---------

                                 CANCELLED NOTES


Secured Convertible Note, dated December 22, 2004 in the principal amount of $5,000,000 (No. CTS-04-37)

Secured Convertible Note, dated January 12, 2006 in the principal amount of $31,637,249.49 (No. CTS-06-02)

Secured Convertible Note, dated February 7, 2006 in the principal amount of $15,653,600.49 (No. CTS-06-04)

Secured Convertible Note, dated February 13, 2006 in the principal amount of $27,034,868.10 (No. CTS-06-05)

Secured Convertible Note, dated April 7, 2006 in the principal amount of $4,633,722.87 (No. CTS-06-12)

Secured Convertible Note, dated April 7, 2006 in the principal amount of $750,000 (No. CTS-06-13)

Secured Convertible Note, dated April 21, 2006 in the principal amount of $1,164,838.10 (No. CTS-06-14)

Secured Convertible Note, dated April 21, 2006 in the principal amount of $1,447,274.84 (No. CTS-06-15)

Secured Convertible Note, dated April 21, 2006 in the principal amount of $649,392.23 (No. CTS-06-16)

Secured Convertible Note, dated April 21, 2006 in the principal amount of $550,000 (No. CTS-06-17)

Secured Convertible Note, dated May 10, 2006 in the principal amount of $2,230,279.44 (No. CTS-06-18)

Secured Convertible Note, dated May 10, 2006 in the principal amount of $550,000 (No. CTS-06-19)

Secured Convertible Note, dated May 25, 2006 in the principal amount of $343,012.25 (No. CTS-06-20)

Secured Convertible Note, dated May 25, 2006 in the principal amount of $550,000 (No. CTS-06-21)

Secured Convertible Note, dated June 9, 2006 in the principal amount of $2,650,000 (No. CTS-06-22)

Secured Convertible Note, dated June 9, 2006 in the principal amount of $550,000 (No. CTS-06-23)

Secured Convertible Note, dated June 23, 2006 in the principal amount of $5,150,000 (No. CTS-06-24)

Secured Convertible Note, dated June 23, 2006 in the principal amount of $550,000 (No. CTS-06-25)

Secured Convertible Note, dated July 10, 2006 in the principal amount of $650,285.76 (No. CTS-06-26)

Secured Convertible Note, dated July 10, 2006 in the principal amount of $1,120,000 (No. CTS-06-27)

Secured Convertible Note, dated July 31, 2006 in the principal amount of $550,000 (No. CTS-06-28)

Secured Convertible Note, dated July 31, 2006 in the principal amount of $800,000 (No. CTS-06-29)

Secured Convertible Note, dated August 2, 2006 in the principal amount of $800,000 (No. CTS-06-30)

Secured Convertible Note, dated August 16, 2006 in the principal amount of $550,000 (No. CTS-06-31)

Secured Convertible Note, dated August 31, 2006 in the principal amount of $550,000 (No. CTS-06-32)

Secured Convertible Note, dated September 22, 2006 in the principal amount of $550,000 (No. CTS-06-33)

Secured Convertible Note, dated September 26, 2006 in the principal amount of $1,450,000 (No. CTS-06-34)

Secured Convertible Note, dated September 26, 2006 in the principal amount of $8,000,000 (No. CTS-06-35)